  FORM 8-K Cover Page
  Items Reported
  Signatures
  Exhibit Index

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 8, 2006

DOWNEY FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13578 (Commission File Number)	33-0633413 (IRS Employer Identification Number)

3501 Jamboree Road Newport Beach, California (Address of principal executive offices)		92660 (Zip Code)

Registrant’s telephone number, including area code:   (949) 854-0300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

See Item 5.02, the text of which is incorporated by reference herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 8, 2006, Downey Financial Corp. announced that Mr. Brian E. Côté, age 52, will be joining the Company as Executive Vice President and Chief Financial Officer effective March 13, 2006. Mr. Côté will serve in the same capacity for the Company’s wholly-owned subsidiary Downey Savings and Loan Association, F.A. Mr. Côté will be assuming the chief financial officer responsibilities from Mr. Thomas E. Prince who will continue as the Company’s Chief Operating Officer.

Mr. Côté served as Chief Financial Officer of Chinatrust Bank (U.S.A.) from April 2004 through present, Kinecta Federal Credit Union from June 1999 through April 2004, DiTech Funding Corp. from February 1998 through May 1999, and WesCorp from December 1993 through February 1998. In addition, Mr. Côté served in a variety of financial positions at Security Pacific National Bank and American Express International Bank.

There are no arrangements between Mr. Côté and any other persons pursuant to which Mr. Côté was selected as Executive Vice President and Chief Financial Officer. Mr. Côté is not related to any (i) director or executive officer of the Company, (ii) persons nominated or chosen by the Company to become directors or executive officers, (iii) beneficial owner of five percent of the Company’s securities, or (iv) to any immediate family member of such persons. Mr. Côté does not have a direct or indirect material interest in any currently proposed transaction to which the Company is to be a party in which the amount involved exceeds $60,000, nor has Mr. Côté had a direct or indirect material interest in any such transaction since the beginning of the Company’s last fiscal year.

Mr. Côté’s annual base salary will be $275,000. Mr. Côté will also be eligible for an annual bonus, which is targeted at 50% of his base salary. Mr. Côté will also be paid a signing bonus of $25,000, payable concurrently with his first paycheck. Mr. Côté will be eligible to participate in the employee benefit programs (including medical, dental and other insurance programs) generally available to all full-time employees. The press release announcing Mr. Côté’s employment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1  Press release dated March 8, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOWNEY FINANCIAL CORP. (Registrant)

Date: March 8, 2006	By /s/ Jon A. MacDonald Jon A. Macdonald Corporate Secretary

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated March 8, 2006 relating to appointment of new Chief Financial Officer